UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 16, 2016
Smart Server, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-55182	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

4521 Sharon Road Suite 370 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)
(980) 297-2000
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a)
On December 16, 2016, the Board of Directors of Smart Server, Inc. (the “Company”) approved the dismissal of Seale and Beers, CPAs (“Seale and Beers”) as the Company’s independent registered public accounting firm, effective December 16, 2016.

Seale and Beers audited the Company’s financial statements for the years ended November 30, 2015 and November 30, 2014. Seale and Beers’ reports on the Company’s financial statements for the years ended November 30, 2015 and November 30, 2014 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. However, the Seale and Beers’ reports on the Company’s financial statements for the years ended November 30, 2015 and November 30, 2014 each contained an explanatory paragraph noting there was substantial doubt as to the Company’s ability to continue as a going concern.

In connection with Seale and Beers' audit of the Company’s financial statements for the fiscal years ended November 30, 2015 and November 30, 2014 and through the subsequent interim period ended December 16, 2016, the Company has had no disagreement with Seale and Beers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Seale and Beers, would have caused Seale and Beers to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for the fiscal year ended November 30, 2015 and November 30, 2014.

The Company provided Seale and Beers a copy of this report and requested a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree.  A copy of such letter is attached as Exhibit 16.1 to this report.

(b)
On December 20, 2016, the Company’s Board of Directors also approved the engagement of Scharf Pera & Co., PLLC (“Scharf Pera”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The engagement of Scharf Pera is effective December 20, 2016. During the fiscal years ended November 30, 2014 and November 30, 2015, and the subsequent interim period through December 20, 2016, neither the Company nor anyone on its behalf consulted with Scharf Pera regarding either (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and Scharf Pera did not provide written reports or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue during such periods or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(i)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Seale and Beers, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SMART SERVER, INC.

Date: December 21, 2016	By:	/s/ Steven R. Berrard
Steven R. Berrard
Interim Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Seale and Beers, CPAs

4